SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported) October 27, 2004

                               Critical Care, Inc.
              ----------------------------------------------------
             (Exact name of Registrant as specified in its charter)


                                     Nevada
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                 (State or other jurisdiction of incorporation)


        333-68942                                        88-0490720
 ----------------------                      ----------------------------------
(Commission File Number)                    (I.R.S. Employer Identification No.)

                          6616 Indian School Road, N.E.
                             Albuquerque, New Mexico                 87110
                     --------------------------------------         --------
                    (Address of principal executive offices)       (Zip Code)

        Registrant's telephone number, including area code (505) 837-2020


                               Lasik America, Inc.
          ------------------------------------------------------------
         (Former name or former address, if changed since last report.)


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Item 8.01.   Other Events.

On October 27, 2004, the name of Lasik America, Inc. (the "Company") was changed to "Critical Care, Inc." and the Company's ticker symbol for shares of its common stock as traded on the over the counter bulletin board was changed to "CTCC". The Company filed a certificate of amendment to its certificate of incorporation with the Secretary of State of Nevada on October 12, 2004 to effect the name change pursuant to written consent of the Board of Directors of the Company and a majority of its shareholders.

Item 9.01.   Financial Statements and Exhibits.

     (a) Not applicable.

     (b) Not applicable.

     (b) Exhibits.

The following documents are being filed herewith by the Company as exhibits to this Current Report on Form 8-K:

3.3 Certifcate of Amendment to the Certificate of Incorporation as filed with the Secretary of State of the State of Nevada on October 12, 2004.

99.1     Press release issued by the Company dated October 27, 2004.

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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            Critical Care, Inc.
                                                (Registrant)


Date:  October 29, 2004                     By:  /s/  Ernest B. Remo
                                               --------------------------------
                                                      Ernest B. Remo
                                                      Chief Executive Officer